EXHIBIT 99.2
                                 ------------

                  XL Capital Assurance Inc. Insurance Policy



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  [GRAPHIC OMITTED] XL CAPITAL ASSURANCE
                                           1221 Avenue of the Americas
                                           New York, New York 10020
                                           Telephone:  (212) 478-3400
                                           Facsimile:    (212) 478-3597
FINANCIAL GUARANTY
INSURANCE POLICY


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
Insured                                                                               Policy No:  CA02943A
Obligations:   IndyMac INDX Mortgage Loan Trust 2006-AR6
               Mortgage Pass-Through Certificates, Series 2006-AR6
               U.S. $299,577,000 Class  1-A-1B and Class 2-A-1C                       Effective Date:  April 28, 2006
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         XL Capital Assurance Inc. (XLCA), a New York stock insurance company, in consideration of the payment of the premium, hereby unconditionally and irrevocably guarantees to the Trustee for the benefit of the Owners of the
Insured Obligations, the full and complete payment of the Scheduled Payments in respect of the Insured Obligations, subject only to the terms of this
Policy (which includes the Endorsement attached hereto).

         XLCA will pay the Insured Amount to the Trustee upon the presentation of a Payment Notice to XLCA (which Payment Notice shall include an irrevocable assignment to XLCA of all rights and claims in respect of the Insured Obligation, as specified in the Payment Notice, free of any adverse claim), on the later of (a) one (1) Business Day following receipt by XLCA of a Payment Notice or (b) the Business Day on which Scheduled Payments are due for payment. XLCA shall be subrogated to the Owners' rights to payment on the Insured Obligations to the extent of any payment by XLCA hereunder. The obligations of XLCA with respect to a Scheduled Payment will be discharged to the extent funds to pay such Scheduled Payment are deposited in the account specified in the Payment Notice, whether such funds are properly applied by the Trustee or claimed by an Owner.

         In addition, in the event that any Scheduled Payment which has become due for payment and which is made to an Owner by or on behalf of the Trustee is recovered or is recoverable from the Owner pursuant to a final order of a court of competent jurisdiction in an Insolvency Proceeding that such payment constitutes an Avoided Payment to such Owner within the meaning of any applicable bankruptcy law, XLCA unconditionally and irrevocably guarantees payment of the amount of such recovery if sufficient funds are not otherwise available (in accordance with Endorsement No. 1 hereto).

         This Policy sets forth in full the undertaking of XLCA and shall not be cancelled or revoked by XLCA for any reason, including failure to receive payment of any premium due hereunder, and may not be further endorsed or modified without the written consent of XLCA. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of XLCA, nor against any risk other than Nonpayment and Avoided Payment, including any shortfalls, if any, attributable to the liability of the Obligor for taxes or withholding taxes if any, including interest and penalties in respect of such liability.

         THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         Any capitalized terms not defined herein shall have the meaning given such terms in the Endorsement attached hereto and forming a part hereof, or in the Pooling Agreement referenced therein. In witness whereof, XLCA has caused this Policy to be executed as of the Effective Date.

      ----------------------------          ---------------------------
      Name:   Linda Kobrin                   Name:   Mark G. Walsh
      Title:  Managing Director              Title:  Associate General Counsel


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                Financial Guaranty Insurance Policy Endorsement
                         Effective Date April 28, 2006

                        Attached to and forming part of
                Financial Guaranty Insurance Policy No. CA02943

Obligor:                   IndyMac INDX Mortgage Loan Trust 2006-AR6, a common
-------                    law trust formed pursuant to the Pooling Agreement
                           (defined herein)  (the "Issuing Entity")

Insured Obligations:       IndyMac INDX Mortgage Loan Trust 2006-AR6 Mortgage
-------------------        Pass-Through  Certificates,  Series 2006-AR6 U.S.
                           $299,577,000 Class 1-A-1B and Class 2-A-1C (the
                           "Insured Obligations")

Beneficiary:               Deutsche Bank National Trust Company, not in its
-----------                individual capacity, but solely as Trustee of the
                           Issuing Entity, for the benefit of the Owners of the Insured Obligations (the "Trustee")

Capitalized terms used herein and not otherwise defined herein or in the Policy shall have the meanings assigned to them in the Pooling Agreement.

         "Avoided Payment" means with respect to the Insured Obligations, any payment of principal or interest previously distributed to an Owner of an Insured Obligation by or on behalf of the Issuing Entity that is voided as a result of any Insolvency Proceeding and which is returned by an Owner of an Insured Obligation as required by a final, nonappealable order of a court of competent jurisdiction.

         As used herein the term "Business Day" means any day other than a Saturday, a Sunday or a day on which either XLCA or banking or savings and loan institutions in the State of New York, or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

         As used herein the term "Deficiency Amount" shall mean, for the Class 1-A-1B or the Class 2-A-1C Certificates, (a) for any Distribution Date prior to the Last Scheduled Distribution Date, the sum of (1) the excess, if any, of the Current Interest on the Class 1-A-1B and the Class 2-A-1C Certificates, net (without duplication) of any Net Interest Shortfalls, Net Rate Carryover, Deferred Interest and Net Deferred Interest, over the amount of Available Funds allocated to pay such net amount on the Class 1-A-1B Certificates and the Class 2-A-1C Certificates on such Distribution Date and (2) the amount, if any, of any Realized Losses allocable to the Class 1-A-1B and the Class 2-A-1C Certificates on such Distribution Date and (b) for the Last Scheduled Distribution Date, the sum of (x) the amount set forth in clause (a)(1) above for the Class 1-A-1B and the Class 2-A-1C Certificates and (y) the outstanding Class Certificate Balance of the Class 1-A-1B Certificates and the Class 2-A-1C Certificates, after giving effect to all payments of principal on the Class 1-A-1B Certificates and the Class 2-A-1C Certificates on such Last Scheduled Distribution Date, other than pursuant to a claim on this Policy on that Distribution Date.



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         As used herein the term "Last Scheduled Distribution Date" means the
Distribution Date occurring in June 2047.

         As used herein or in the Pooling Agreement the term "Late Payment Rate" means for any Distribution Date, the lesser of (i) the greater of (a) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (b) the then applicable highest rate of interest on the Class 1-A-1B or the Class 2-A-1C Certificates, as the case may be, and
(ii) as determined by the Certificate Insurer, the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

         As used herein the term "Insolvency Proceeding" means the commencement, after the date hereof, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any Person, the commencement, after the date hereof, of any proceedings by or against any Person for the winding up or liquidation of its affairs, or the consent, after the date hereof, to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to any Person.

         As used herein the term "Insured Amount" means, with respect to any Distribution Date and the Insured Obligations, that portion of the Scheduled Payments that shall become due for payment but shall be unpaid by reason of Nonpayment on such Distribution Date (which shall be equal to the amount of the Deficiency Amount for such Distribution Date).

         As used herein the term "Nonpayment" means, with respect to any Distribution Date, the failure of the Trustee to receive in full, in accordance with the terms of the Pooling Agreement, funds (other than any payments made under this Policy) legally available to pay all or a portion of the Scheduled Payment that is due for payment on such Distribution Date.

         As used herein the term "Owner" means the registered owner of any Insured Obligation as indicated in the registration books maintained by or on behalf of the Trustee for such purpose or, if the Insured Obligation is in bearer form, the holder of the Insured Obligation not including any such owner that is the Trustee, the Seller, the Depositor, the Originator or the Servicer or any of their respective affiliates; provided that Greenwich Capital Markets, Inc. may be an Owner.

         As used herein, the term "Person" means an individual, a partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof.

         As used herein, the term "Pooling Agreement" means the Pooling Agreement, dated as of April 1, 2006, among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee.

         As used herein the term "Scheduled Payment" means, with respect to any Distribution Date with respect to the Class 1-A-1B or the Class 2-A-1C Certificates during the Term of the Policy, (i) the Current Interest due and payable in respect of that Class of Certificates on such



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Distribution Date and (ii) (A) for any Distribution Date earlier than the Last
Scheduled Distribution Date, distributions allocated to reduce the aggregate Class Certificate Balance of such Class of Certificates in an amount at least sufficient to ensure that no Realized Loss is allocated to reduce the Class Certificate Balance of such Class of Certificates on such Distribution Date and (B) for the Last Scheduled Distribution Date, without duplication of the amount specified in clause (ii)(A), the Class Certificate Balance of such Class of Certificates outstanding on such Distribution Date, in each case, in accordance with the original terms of the Class 1-A1-B or Class 2-A-1C Certificates, as the case may be, and the Pooling Agreement when Certificates of such Class were issued and without regard to any subsequent amendment or modification of the Certificates of such Class or the Pooling Agreement that has not been consented to in writing by XLCA. Notwithstanding the foregoing, "Scheduled Payments" shall in no event include payments which become due on an accelerated basis as a result of an optional termination, in whole or in part, or any other cause, unless XLCA elects, in its sole discretion, to pay such amounts in whole or in part (in which event "Scheduled Payments" shall include such accelerated payments as, when, and to the extent so elected by XLCA). In the event that XLCA does not make such election, the "Scheduled Payments" shall include payments due in accordance with the original scheduled terms of the Class 1-A-1B or the Class 2-A-1C Certificates, without regard to any acceleration. In addition, the "Scheduled Payments" shall not include, nor shall coverage be provided under the Policy in respect of, (i) any amounts due in respect of the Class 1-A-1B or the Class 2-A-1C Certificates attributable to any increase in interest rate, penalty or other sum payable by the issuing entity by reason of any default or event of default in respect of the Class 1-A-1B or the Class 2-A-1C Certificates, or by reason of any deterioration of the creditworthiness of the issuing entity, (ii) any Net Rate Carryover, (iii) any Deferred Interest or Net Deferred Interest, (iv) any Net Interest Shortfalls or (v) any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Scheduled Payment to any holder or owner of a Class 1-A-1B or a Class 2-A-1C
Certificate.

         As used herein the term "Term of the Policy" means the period from and including the Effective Date to and including the first date on which (i) all Scheduled Payments have been paid that are required to be paid under the Pooling Agreement; (ii) any period during which any Scheduled Payment could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii) above, a final and nonappealable order in resolution of each such proceeding has been entered; provided, further, that if the Owners of Class 1-A-1B and the Class 2-A-1C Certificates are required to return any Avoided Payment as a result of such Insolvency Proceeding, then the Term of the Policy shall terminate on the date on which XLCA has made all payments required to be made under the terms of this Policy in respect of all such Avoided Payments.

         To make a claim under the Policy, the Trustee shall deliver to XLCA a Payment Notice in the form of Exhibit A hereto (a "Payment Notice"), appropriately completed and executed by the Trustee. A Payment Notice under this Policy may be presented to XLCA by (i) delivery of the original Payment Notice to XLCA at its address set forth below, or (ii) facsimile transmission of the original Payment Notice to XLCA at its facsimile number set forth below by registered or certified mail. If presentation is made by facsimile transmission, the Trustee shall



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(x) simultaneously confirm transmission by telephone to XLCA at its telephone number set forth below, and (y) as soon as reasonably practicable, deliver the original Payment Notice to XLCA at its address set forth below by registered or certified mail. Any Payment Notice received by XLCA after 10:00 a.m., New York City time, on a Business Day, or on any day that is not a Business Day, will be deemed to be received by XLCA at 9:00 a.m., New York City time, on the next succeeding Business Day.

         Following receipt by XLCA of a Payment Notice from the Trustee, XLCA shall unconditionally and irrevocably pay an amount payable hereunder in respect of a Deficiency Amount out of the funds of XLCA on the later to occur of (a) 2:00 p.m., New York City time, on the first Business Day following such receipt and (b) 2:00 p.m., New York City time, on the Distribution Date to which such Deficiency Amount relates. If any Payment Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under this Policy, it shall be deemed not to have been received for purposes of this paragraph, and XLCA shall promptly so advise the Trustee and the Trustee may submit an amended or corrected Payment Notice. Payments due hereunder in respect of a Deficiency Amount will be disbursed by wire transfer of immediately available funds to the Policy Account established pursuant to the Pooling Agreement or, if no such Policy Account has been established, to the Trustee.

         Subject to the foregoing, if the payment of any amount with respect to a Scheduled Payment is voided (a "Preference Event") as a result of an Insolvency Proceeding and as a result of such Preference Event, an Owner is required to return such voided payment, or any portion of such voided payment, made in respect of the Insured Obligation, as an Avoided Payment, XLCA will pay an amount equal to such Avoided Payment, following receipt by XLCA from the Trustee on behalf of such Owner of (i) a certified copy of a final order of a court or other body exercising jurisdiction in such Insolvency Proceeding to the effect that the Owner or the Trustee on behalf of the Owner is required to return any such payment or portion thereof because such payment was avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or such Owner under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (ii) a notice by or on behalf of the Trustee or Owner of an Insured Obligation that the Final Order has been entered and is not subject to stay,
(iii) an assignment, substantially in the form attached hereto as Exhibit B, properly completed and executed by such Owner irrevocably assigning to XLCA all rights and claims of such Owner relating to or arising under such Avoided Payment, and (iv) a Payment Notice in the form of Exhibit A hereto appropriately completed and executed by the Trustee.

         XLCA shall make payments due in respect of Avoided Payments no later than 2:00 p.m. New York City time on the first Business Day following XLCA's receipt of the documents required under clauses (i) through (iv) of the preceding paragraph. Any such documents received by XLCA after 10:00 a.m. New York City time on any Business Day or on any day that is not a Business Day shall be deemed to have been received by XLCA at 9:00 a.m., New York City time, on the next succeeding Business Day. If any Payment Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under this Policy, it shall be deemed not to have been received for purposes of this paragraph, and XLCA shall promptly so advise the Trustee and the Trustee may submit an amended or corrected Payment Notice. All payments made by XLCA hereunder on account of any Avoided Payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and



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not to the Trustee, the Trustee or any Owner directly (unless an Owner has provided evidence satisfactory to XLCA that it has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order, in which case such payment shall be disbursed to the Trustee, subject to delivery to XLCA of the documents required under clauses
(i) through (iv) of the preceding paragraph). XLCA hereby waives, and agrees not to assert, any and all rights to require the Trustee to make demand on or to proceed against any person, party or security prior to the Trustee demanding payment under this Policy.

         No defenses, set-offs and counterclaims of any kind available to XLCA so as to deny payment of any amount due in respect of this Policy will be valid and XLCA hereby waives, and agrees not to assert, any and all such defenses (including, without limitation, defense of fraud in the inducement or fact, or any other circumstances which would have the effect of discharging a surety in law or in equity), set-offs and counterclaims, including, without limitation, any such rights acquired by subrogation, assignment or otherwise. Upon any payment hereunder, in furtherance and not in limitation of XLCA's equitable right of subrogation and XLCA's rights under the Pooling Agreement, XLCA will be subrogated to the rights of the Owner in respect of which such payment was made to receive any and all amounts due in respect of the obligations in respect of which XLCA has made a payment hereunder. XLCA agrees that if it shall be so subrogated to the rights of the Owners of the Insured Obligations, no recovery of such payment will occur on any Distribution Date unless the full amount of such Owners' allocable distributions for such Distribution Date can be made, but such rights of subrogation shall be in the same priority, in relation to payments on other Classes of Certificates, as the right of such Owner to receive such payments as if no payment had been made under this Policy. Notwithstanding the foregoing, XLCA does not waive its rights to seek payment in full of all Certificate Insurer Reimbursement Amounts owed to it under the Pooling Agreement (without duplication of any amounts received by XLCA as a result of its subrogation to the rights of an Owner of Insured Obligations).

         This Policy is neither transferable nor assignable, in whole or in part, except to a successor trustee duly appointed and qualified under the Pooling Agreement. All Payment Notices and other notices, presentations, transmissions, deliveries and communications made by the Trustee to XLCA with respect to this Policy shall specifically refer to the number of this Policy and shall be made to XLCA at:

                    XL Capital Assurance Inc.
                    1221 Avenue of the Americas
                    New York, New York 10020
                    Attention: Surveillance
                    Telephone: (212) 478-3400
                    Facsimile:  (212) 478-3597

or such other address, telephone number or facsimile number as XLCA may designate to the Trustee in writing from time to time. Each such Payment Notice and other notice, presentation, transmission, delivery and communication shall be effective only upon actual receipt by XLCA.

         The obligations of XLCA under this Policy are irrevocable, primary, absolute and unconditional, subject to satisfaction of the conditions for making a claim under this Policy, and



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neither the failure of any Person to perform any covenant or obligation in favor of XLCA (or otherwise), nor the commencement of any Insolvency Proceeding shall in any way affect or limit XLCA's obligations under this Policy. If a successful action or proceeding to enforce this Policy is brought by the Trustee, the Trustee shall be entitled to recover from XLCA costs and expenses reasonably incurred, including, without limitation, reasonable fees and expenses of counsel.

         This Policy and the obligations of XLCA hereunder shall terminate on the expiration of the Term of this Policy. This Policy shall be returned to XLCA by the Trustee upon the expiration of the Term of this Policy.

         The Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law does not cover this Policy. The Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code does not cover this Policy. In the event that XLCA were to become insolvent, the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code excludes from coverage any claims arising under this Policy.

         THIS POLICY SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

         In the event any term or provision of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and be binding.





                 [Remainder of Page Intentionally Left Blank]



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         IN WITNESS WHEREOF, XL Capital Assurance Inc. has caused this
Endorsement to the Policy to be executed on the Effective Date.



__________________________________     _______________________________________
Name:   Linda Kobrin                   Name:   Mark G. Walsh
Title:  Managing Director              Title:  Associate General Counsel




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         Exhibit A to Financial Guaranty Insurance Policy No. CA02943A

XL Capital Assurance Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention:        Surveillance

                                PAYMENT NOTICE
            UNDER FINANCIAL GUARANTY INSURANCE POLICY NO. CA02943A

         Deutsche Bank National Trust Company, as Trustee (the "Trustee"), hereby certifies to XL Capital Assurance Inc. ("XLCA") with reference to that certain Financial Guaranty Insurance Policy, No. CA02943A, dated April 28, 2006 together with the Endorsement attached thereto (the "Policy"), issued by XLCA in favor of the Trustee on behalf of the Owner under the Pooling Agreement, as follows:

         1. The Trustee is the Trustee under the Pooling Agreement and is acting as the Beneficiary on behalf of each Owner of the Policy.

         2. The Trustee is entitled to make a demand under the Policy pursuant to Section 4.06 of the Pooling Agreement.

         3. This notice relates to the [insert date] Distribution Date. The amount demanded is to be paid in immediately available funds to the [Specify Account] at [Identify Financial Institution Holding Account] account number [_____].

         [For a Payment Notice in respect of a Deficiency Amount, use paragraph 4.]

         4. The Trustee demands payment of $________ which is an amount equal to the sum of the following amounts:

         (i) $_________, which is the amount for the Class 1-A-1B or the Class 2-A-1C Certificates, (a) for any Distribution Date prior to the Last Scheduled Distribution Date, which is the sum of (1) the excess, if any, of the Current Interest on the Class 1-A-1B and the Class 2-A-1C Certificates, net (without duplication) of any Net Interest Shortfalls, Net Rate Carryover, Deferred Interest and Net Deferred Interest, over the amount of Available Funds allocated to pay such net amount on the Class 1-A-1B Certificates and the Class 2-A-1C Certificates on such Distribution Date and (2) the amount, if any, of any Realized Losses allocable to the Class 1-A-1B and the Class 2-A-1C Certificates on such Distribution Date ;

                  (ii) $_________, which for any Distribution Date prior to the Last Scheduled Distribution Date is the amount of the Realized Losses allocable to the Class 1-A-1B and the Class 2-A-1C Certificates for such Distribution Date; and

                  (iii) $_________, which for the Last Scheduled Distribution Date is the amount of the Class Certificate Balance of the Class 1-A-1B Certificates and the Class 2-A-1C Certificates on the current Distribution Date, after giving effect to all payments of principal on the Class 1-A-1B Certificates and the Class 2-A-1C Certificates on such Last



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         Scheduled Distribution Date, other than pursuant to a claim on the
         Policy on that Distribution Date.

         [For a Payment Notice in respect of an Avoided Payment use the following paragraph [5].]

         [5.] The Trustee hereby represents and warrants, based solely upon information provided to it, that the amount entitled to be drawn under the Policy on the date hereof in respect of Avoided Payments in respect of the Class 1-A-1B or the Class 2-A-1C Certificates, is the amount paid or to be paid simultaneously with such draw on the Policy, by the Owner on account of a Preference Event, and such amount equals $________ (each, an "Avoided Payment Amount").

         [6] The Trustee agrees that, following payment of funds by XLCA, it shall use reasonable efforts to ensure (a) that such amounts are applied directly to the payment of any Insured Amount which is due for payment or Avoided Payment, as the case may be; (b) that such funds are not applied for any other purpose; and (c) the maintenance of an accurate record of such payments in respect of each Insured Obligation and the corresponding claim on the Policy and the proceeds thereof.

         [7] The Trustee, on behalf of itself and the Owners, hereby assigns to XLCA all rights and claims (including rights of actions and claims in respect of securities laws violations or otherwise) of the Trustee and the Owners with respect to the Insured Obligations to the extent of any payments under the Policy. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to XLCA in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably required by XLCA to effectuate the purposes of provisions of this paragraph [7].

         [8] The Trustee, on behalf of itself and the Owners, hereby appoints XLCA as agent and attorney-in-fact for the Trustee and the Owners in any legal proceeding in respect of the Insured Obligations. The Trustee, on behalf of itself and the Owners, hereby (and without limiting the generality of the preceding sentence) agrees that XLCA may at any time during the continuation of any proceeding by or against any debtor with respect to which a Preference Claim (as defined below) or other claim with respect to the Insured Obligations is asserted under any Insolvency Proceeding, direct all matters relating to such Insolvency Proceeding, including, without limitation, (a) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the obligations (a "Preference Claim"), (b) the direction of any appeal of any order relating to any Preference Claim and (c) the posting of any surety, supersedes or performance bond pending any such appeal. In addition, the Trustee, on behalf of itself and the Owners, hereby agrees that XLCA shall be subrogated to, and the Trustee, on behalf of itself and the Owners, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and the Owners in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.




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         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Policy or the Pooling Agreement.

         IN WITNESS WHEREOF, this notice has been executed this ____ day of ________, ____.

                                        ____________________, as Trustee



                                        By:__________________________________
                                                  Authorized Officer

         Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading Information Concerning Any Fact Material Thereof, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation




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        Exhibit B to Financial Guaranty Insurance Policy, No. CA02943A

         Form of Assignment

         Reference is made to the Financial Guaranty Insurance Policy No. CA02943A, dated April 28, 2006 (together with the Endorsement attached thereto, the "Policy") issued by XL Capital Assurance Inc. ("XLCA") relating to the IndyMac INDX Mortgage Loan Trust 2006-AR6 Mortgage Pass-Through Certificates, Series 2006-AR6, Class 1-A-1B and Class 2-A-1C Certificates. Unless otherwise defined herein, capitalized terms used in this Assignment shall have the meanings assigned thereto in the Policy as incorporated by reference therein. In connection with the Avoided Payment of [$________] paid by the undersigned (the "Owner"), as owner of a Class 1-A-1B Certificate or the Class 2-A-1C Certificate, on [__________] and the payment by XLCA in respect of such Avoided Payment pursuant to the Policy, the Owner hereby irrevocably and unconditionally, without recourse, representation or warranty (except as provided below), sells, assigns, transfers, conveys and delivers all of such Owner's rights, title and interest in and to any rights or claims, whether accrued, contingent or otherwise, which the Owner now has or may hereafter acquire, against any person relating to, arising out of or in connection with such Avoided Payment. The Owner represents and warrants that such claims and rights are free and clear of any lien or encumbrance created or incurred by such Owner.(1)

                                        _____________________________________
                                        Owner








______________
     (1) In the event that the terms of this form of assignment are reasonably determined to be insufficient solely as a result of a change of law or applicable rules after the date of the Policy to fully vest all of the Owner's right, title and interest in such rights and claims, the Owner and XLCA shall agree on such other form as is reasonably necessary to effect such assignment, which assignment shall be without recourse, representation or warranty except as provided above.



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